UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): December 5, 2001

                         STILLWATER MINING COMPANY
------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)



           DELAWARE                       0-25090              81-0480654
(State or other jurisdiction      (Commission File Number)  (I.R.S. Employer
       of incorporation)                                    Identification No.)


                            737 PALLADIUM PLACE
                          COLUMBUS, MONTANA 59019
            (Address of principal executive offices) (Zip code)

                               (406) 322-8700
                              ---------------
            (Registrant's telephone number, including area code)







ITEM 5.  Other Events.


         On December 5, 2001, the registrant amended its credit facility, pursuant to Amendment No. 2 to the Credit Agreement, dated as of November 30, 2001, by and among the registrant and Toronto Dominion (Texas), Inc., a copy of which is attached hereto as Exhibit 10.1.

         Attached hereto as Exhibit 10.2 is a copy of the Waiver, Consent and Amendment No. 1 to the Credit Agreement, dated as of June 27, 2001, by and among the registrant and Toronto Dominion (Texas), Inc.


                                  EXHIBITS

10.1 Amendment No. 2 to Credit Agreement, dated as of November 30, 2001, made by and among Stillwater Mining Company and Toronto Dominion (Texas), Inc.

10.2 Waiver, Consent and Amendment No. 1 to Credit Agreement, dated as of June 27, 2001, made by and among Stillwater Mining Company and Toronto Dominion (Texas), Inc.



                                 Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Stillwater Mining Company
                                          (Registrant)


Date: December 10, 2001             By: /s/ JAMES A. SABALA
                                        -------------------------------------
                                         James A. Sabala
                                         Vice President and Chief Financial
                                              Officer







                                  EXHIBITS

10.1 Amendment No. 2 to Credit Agreement, dated as of November 30, 2001, made by and among Stillwater Mining Company and Toronto Dominion (Texas), Inc.

10.2 Waiver, Consent and Amendment No. 1 to Credit Agreement, dated as of June 27, 2001, made by and among Stillwater Mining Company and Toronto Dominion (Texas), Inc.








Exhibit 10.1


                    AMENDMENT NO. 2 TO CREDIT AGREEMENT

         THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of November 30, 2001 (this "Amendment"), is made by and among STILLWATER MINING COMPANY, a Delaware corporation (the "Borrower"), and TORONTO DOMINION (TEXAS), INC., as administrative agent (in such capacity, the "Administrative Agent"), for the Lenders (such capitalized term and all other capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement).


                            W I T N E S S E T H:
                            - - - - - - - - - -

         WHEREAS, the Borrower, the Lenders, the Administrative Agent, NM Rothschild & Sons Limited, as technical agent, Westdeutsche Landesbank Girozentrale, New York Branch, as documentation agent, and TD Securities
(USA) Inc., as lead arranger, have heretofore entered into that certain Credit Agreement, dated as of February 23, 2001 (as amended by Waiver, Consent and Amendment No. 1, dated as of June 27, 2001, the "Credit Agreement");

         WHEREAS, the Borrower now desires to amend certain provisions of the Credit Agreement and desires that the Lenders consent to such amendments; and

         WHEREAS, the Required Lenders are willing, on and subject to the terms and conditions set forth below, to consent to such modifications of the Credit Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrower and the Required Lenders hereby agree as follows:

                                 ARTICLE I

                                DEFINITIONS

         SECTION 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "Administrative Agent" is defined in the preamble.

         "Amendment" is defined in the preamble.

         "Behre Dolbear Report" has the meaning set forth in Section 3.4 hereof.

         "Borrower" is defined in the preamble.

         "Credit Agreement" is defined in the first recital.

         SECTION 1.2. Other Definitions. Terms for which meanings are provided in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.


                                ARTICLE II

                       AMENDMENTS TO CREDIT AGREEMENT

         Subject to the satisfaction (or waiver) of the conditions set forth in Article III, the Credit Agreement is hereby amended in accordance with this Article II.

         SECTION 2.1. Amendments to Definition of "Applicable Margin". (a) The table in clause (b) of the definition of "Applicable Margin" in Section
1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                               Applicable Margin for
    Debt to EBITDA                  LIBO Rate             Applicable Margin for
        Ratio                         Loans                  Base Rate Loans
    --------------             ---------------------      ---------------------

        <1.50:1                       250.0 bps                  150.0 bps

    >1.50:1 and <2.0:1                262.5 bps                  162.5 bps
    -

    >2.0:1 and <2.50:1                275.0 bps                  175.0 bps
    -

        >2.50:1                       287.5 bps                  187.5 bps
        -

(b) Clause (c) of the definition of "Applicable Margin" is hereby amended and restated in its entirety to read as follows:

             "(c) with respect to Term B Loans, at all times 275 basis points, in the case of Term B Loans maintained as Base Rate Loans, and 375 basis points, in the case of Term B Loans maintained as LIBO Rate Loans."

         SECTION 2.2. Amendment to Definition of "EBITDA". The definition of "EBITDA" in Section 1.1 of the Credit Agreement is hereby amended by renaming clause "(f)" thereof as clause "(g)" and by adding the following new clause (f) immediately before the word "minus":

             "plus (f) the amount deducted, in determining Net Income, representing charges taken in the fourth Fiscal Quarter of the 2001 Fiscal Year in respect of the early termination of certain construction contracts relating to the development of the East Boulder Mine, provided that the aggregate amount added to Net Income pursuant to this clause (f) does not exceed $15,000,000;"

         SECTION 2.3. Amendment to Definition of "Excess Cash Flow". Clause
(b) of the definition of "Excess Cash Flow" in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         "(b) the sum (for such Fiscal Quarter), without duplication, of

                  (i) the amount equal to the Capital Expenditures made by the Borrower and its Subsidiaries in such Fiscal Quarter to the extent financed with internally generated cash flow,

plus
----

                  (ii) scheduled principal repayments of Debt (including the Term Loans) and voluntary principal prepayments of Loans (provided that, in the case of Revolving Loans or any other Debt incurred pursuant to a revolving commitment, there is a corresponding permanent reduction in such revolving commitment), in each case to the extent made during such Fiscal Quarter from internally generated cash flow, plus
----

                  (iii) the net increase (if any) in Net Working Capital."

         SECTION 2.4. Amendment to Definition of "LIBO Rate". The definition of "LIBO Rate" in Section 1.1 of the Credit Agreement is hereby amended by the addition of the following proviso at the end thereof:

             "provided, however, that, for the purposes of determining the interest rate with respect to Term B Loans, the LIBO Rate shall not be less than 2.50%."

         SECTION 2.5. Addition of Definition of "Utilization Fee". Section
1.1 of the Credit Agreement is hereby amended by adding the following new definition:

             ""Utilization Fee" means an incremental fee of seventy five
             (75) basis points that is added to the calculation of both (i) interest on all Revolving Loans (and all unreimbursed Letter of Credit drawings) and (ii) the Letter of Credit fee payable for the account of the Revolving Loan Lenders under Section
             3.3.3 during each period of time in which the aggregate amount of Revolving Loans and Letter of Credit Outstandings exceeds $25,000,000."

         SECTION 2.6. Amendment to Section 2.6.2. The third sentence of
Section 2.6.2 of the Credit Agreement is hereby amended and restated in its entirety as follows:

             "Prior to 11:00 a.m. New York time, on the first Business Day following the Disbursement Date, the Borrower will reimburse the Administrative Agent, for the account of the applicable Issuer, for all amounts which such Issuer has disbursed under such Letter of Credit, together with interest thereon at a rate per annum equal to the rate per annum then in effect for Base Rate Loans (with the then Applicable Margin for Revolving Loans accruing on such amount plus, if applicable, the Utilization Fee) pursuant to Section 3.2 for the period from the Disbursement Date through the date of such reimbursement."

         SECTION 2.7. Amendment to Section 3.1.1. Clause (f) of Section
3.1.1 of the Credit Agreement is hereby amended to replace each reference therein to the "2003 Fiscal Year" with a reference to the "2002 Fiscal Year".

         SECTION 2.8. Amendment to Section 3.2.1. Clauses (a) and (b) of
Section 3.2.1 of the Credit Agreement are hereby amended and restated in their entireties to read as follows:

                  "(a) on that portion maintained from time to time as a Base Rate Loan, equal to the sum of the Alternate Base Rate from time to time in effect plus the Applicable Margin plus, if applicable, the Utilization Fee; and

                  (b) on that portion maintained as a LIBO Rate Loan, during each Interest Period applicable thereto, equal to the sum of the LIBOR Rate (Reserve Adjusted) for such Interest Period plus the Applicable Margin plus, if applicable, the Utilization Fee."

         SECTION 2.9. Amendment to Section 3.3.3. Section 3.3.3 of the Credit Agreement is hereby amended by adding the phrase "plus, if applicable, the Utilization Fee" in the first sentence thereof immediately after the phrase "Applicable Margin for Revolving Loans maintained as LIBO Rate Loans".

         SECTION 2.10. Amendment to Section 5.2.3. Clause (i) of Section 5.2.3(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "(i) an officer's certificate in the form of Exhibit O hereto certifying (with such supporting documentation as the Administrative Agent or the Technical Agent may reasonably require) that (A) the Capital Expenditures made or committed to be made by the Borrower and its Subsidiaries on or prior to the last day of such Fiscal Quarter are consistent in all material respects with the Capital Expenditures reflected in the Borrower's Mine Plans, (B) construction and development progress prior to the last day of such Fiscal Quarter with respect to the Project will permit the Borrower to satisfy the total ounces of Palladium Production and Platinum Production set forth in the Mine Plans for the periods set forth in such Mine Plans, (C) the Borrower has no reason to believe that (1) the Capital Expenditures made (or to be made) on or prior to the last day of the upcoming Fiscal Quarter will be inconsistent in any material respect with the Capital Expenditures reflected in the Borrower's Mine Plans and (2) construction and development progress that is expected prior to the last day of the upcoming Fiscal Quarter with respect to the Project will not permit the Borrower to satisfy the total ounces of Palladium Production and Platinum Production set forth in the Mine Plans for the periods set forth in such Mine Plans and (D) with respect to any request for the making of a Revolving Loan or the issuance of (or extension of the Stated Expiry Date of) a Letter of Credit which, if made, would result in the aggregate amount of Revolving Loans and Letter of Credit Outstandings exceeding $25,000,000, for the 90-consecutive-day period ending on the last day of the month most recently ended prior to such request, the Borrower (1) milled an average of not less than 2,250 tons of ore per day at the Nye Mine and an average of not less than 900 tons of ore per day at the East Boulder Mine and (2) maintained combined Palladium and Platinum Production, measured in returnable ounces, of not less than 92% of the returnable ounces projected to be produced during such period under the Mine Plan for the Nye Mine and the Mine Plan for the East Boulder Mine (on a combined basis) at a cash cost per returnable ounce not exceeding 110% of the cash cost per returnable ounce obtained by taking the weighted average of the cash cost per returnable ounce reflected in the Mine Plan for the Nye Mine and the cash cost per returnable ounce reflected in the Mine Plan for the East Boulder Mine, such weighting to be based on the number of returnable ounces produced at the Nye Mine and the number of returnable ounces produced at the East Boulder Mine divided by the sum of such returnable ounces (it being understood that, in the event such 90-consecutive-day period covers a period during which the relevant Mine Plan or Mine Plans have an amount of returnable ounces and/or a cash cost per returnable ounce for a portion of such period that is different from the amount of returnable ounces or cash cost per returnable ounce for the other portion of such period, the minimum amount of returnable ounces and/or maximum cash cost per returnable ounce for purposes of this subclause (2) shall be based on the weighted average thereof, such weighting to be based on the number of days in each such period divided by 90), and"

         SECTION 2.11. Amendment to Section 6.3. Clause (ii) of Section 6.3(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

             "(ii) in order to timely complete the Project and to operate the Nye Mine and the East Boulder Mine at a production capacity of 2500 and 1000 tons of ore, respectively, per day, or such higher production capacity as may be reflected from time to time in the applicable Mine Plans (and to conduct such construction as may be necessary to achieve such production levels); and"

         SECTION 2.12. Amendment to Section 7.1.1. Clause (m) of Section
7.1.1 of the Credit Agreement is hereby amended by adding the following clause at the end thereof:

             ", and, on or prior to January 18, 2002, a supplement by the Mining Consultant to the Behre Dolbear Report (as defined in
             Section 3.4 of Amendment No. 2 to this Agreement, dated as of November 30, 2001, by and among the Borrower and the Administrative Agent ("Amendment No. 2")), which shall review (and report on) those aspects of the revised Mine Plans delivered in connection with Amendment No. 2 not fully addressed in the Behre Dolbear Report, such supplement to be in form, scope and substance reasonably satisfactory to the Agents"

         SECTION 2.13. Addition of New Section 7.1.15. Section 7.1 of the Credit Agreement is hereby amended by adding the following new Section 7.1.15:

                  "SECTION 7.1.15. Interest Rate Protection. The Borrower shall (i) on or before January 31, 2002, enter into an interest rate swap or similar interest rate protection arrangement with a Lender or an Affiliate of a Lender for the purpose of protecting the Borrower against fluctuations in interest rates to the extent necessary to provide that at least 50% of the outstanding aggregate principal amount of the Term Loans (which may take into account the scheduled amortization thereof as set forth in clauses
         (c) and (d) of Section 3.1.1 hereof) is subject to a fixed interest rate (after giving effect to such arrangement), with the terms and conditions of such arrangement being reasonably satisfactory to the Administrative Agent, and (ii) thereafter maintain such arrangement in full force and effect so long as there remains outstanding at least $10,000,000 of unpaid principal under the Term Loans."

         SECTION 2.14. Amendment to Section 7.2.2. Clause (l) of Section
7.2.2 of the Credit Agreement is hereby amended by substituting
"$10,000,000" for "$2,000,000".

         SECTION 2.15. Amendment to Section 7.2.4. The table in clause (a) of Section 7.2.4 of the Credit Agreement is hereby amended and restated to read as follows:

                                                                     Debt to
                         Period                                    EBITDA Ratio
                         ------                                    ------------

Effective Date through (and including) December 30, 2001             3.00:1.0

December 31, 2001                                                    2.50:1.0

January 1, 2002 through (and including) March 31, 2002               3.50:1.0

April 1, 2002 through (and including) June 30, 2002                  3.35:1.0

July 1, 2002 through (and including) September 30, 2002              3.00:1.0

October 1, 2002 through (and including) December 31, 2002            2.25:1.0

January 1, 2003 and thereafter                                       2.00:1.0


         SECTION 2.16. Amendments to Section 7.2.7. (a) The table in
Section 7.2.7 of the Credit Agreement is hereby amended in its entirety to read as follows:

                                                     Capital
                                                Expenditure Amount
               Fiscal Year                        (in millions)
               -----------                        -------------

                  2001                                $252.0
                  2002                                $ 79.0
                  2003                                $ 57.0
                  2004                                $ 65.0
                  2005                                $ 74.0
                  2006                                $ 76.0
                  2007                                $ 73.0


         (b) Subclause (ii) of the proviso to Section 7.2.7 of the Credit Agreement is amended to add the following proviso at the end thereof:

             "provided that any Carry-Forward Amount which would result from the Borrower making Capital Expenditures in Fiscal Year 2001 in an aggregate amount that is less than the maximum amount permitted by this Section 7.2.7 for such Fiscal Year may not exceed $10,000,000."


         SECTION 2.17. Amendment to Section 7.2.17. Section 7.2.17 of the Credit Agreement is hereby amended by adding the following clause at the end thereof:

             "and other than the Borrower's obligation to pay the price due for the purchase of the requisite minimum amount of electrical power that is required to be purchased under contracts pursuant to which the Borrower is required to purchase a minimum amount of electrical power so long as such minimum amounts do not exceed the reasonably anticipated electrical power requirements of the Borrower necessary to satisfy the development and production requirements of the Mine Plan for the Nye Mine (inclusive of the related electrical power requirements for the Columbus smelter and refinery) in effect at the time such minimum amounts were agreed to"


         SECTION 2.18. Amendment to Section 8.1.14. (a) Clauses (ii) and
(iii) of Section 8.1.14 of the Credit Agreement are hereby amended and restated to read as follows:

             "(ii) at least 510,000, 565,000, 620,000 and 660,000 ounces for each of the four-consecutive-Fiscal-Quarter periods ending on the last day of the first, second, third and fourth Fiscal Quarters of the 2002 Fiscal Year, respectively, and (iii) at least 660,000 ounces in the 2003 Fiscal Year and in each Fiscal Year thereafter"

                  (b) Subclause (y)(2) of the proviso to Section 8.1.14 of the Credit Agreement is hereby amended by substituting "660,000 ounces" for each reference to "879,000 ounces" therein.

         SECTION 2.19. Amendment of Exhibit O. Exhibit O to the Credit Agreement is hereby amended and restated to read as set forth in Annex I hereto.

         SECTION 2.20. Revised Mine Plans. The Mine Plan for the Nye Mine and the Mine Plan for the East Boulder Mine attached as Annex II hereto are hereby substituted, respectively, for the Mine Plan for the Nye Mine and the Mine Plan for the East Boulder Mine provided to the Lenders in connection with the initial extension of Loans under the Credit Agreement.


                                ARTICLE III

                        CONDITIONS TO EFFECTIVENESS

         The amendments contained in Article II shall be effective on the date first above written, subject to the satisfaction or waiver of each of the conditions contained in Article III:

         SECTION 3.1. Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by (i) the Borrower and (ii) the Administrative Agent on behalf of the Required Lenders that have executed and delivered to the Administrative Agent their written consent to the amendments contained herein.

         SECTION 3.2. Amendment Fee. The Administrative Agent shall have received the amendment fees due and payable pursuant to Section 5.3.

         SECTION 3.3. Fees and Expenses. The Administrative Agent shall have received all fees and expenses due and payable pursuant to Section 5.4 (to the extent then invoiced) and pursuant to the Credit Agreement (including all previously invoiced fees and expenses).

         SECTION 3.4. Mining Consultant's Report. The Mining Consultant shall have reviewed the revised Mine Plans attached hereto as Annex II and prepared and delivered to the Agents, the Lenders and the Borrower a written Mining Consultant's report, reflecting the Mining Consultant's review of such Mine Plans (the "Behre Dolbear Report").


                                ARTICLE IV

                       REPRESENTATIONS AND WARRANTIES

         SECTION 4.1. Representations and Warranties. In order to induce the Required Lenders and the Administrative Agent to enter into this Amendment, the Borrower hereby represents and warrants to the Agents, Issuer and each Lender, as of the date hereof, as follows:

              (a) the representations and warranties set forth in Article VI of the Credit Agreement (excluding, however, those contained in Section 6.7 of the Credit Agreement) and in each other Loan Document are, in each case, true and correct (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct as of such earlier date);

              (b) there is no pending or, to the knowledge of the Borrower or its Subsidiaries, threatened litigation, action, proceeding or labor controversy, except as disclosed in Item 6.7 of the Disclosure Schedule, affecting the Borrower, any of its Subsidiaries or any other Obligor, or any of their respective properties, businesses, assets or revenues, which could reasonably be expected to have a Material Adverse Effect, and no development has occurred in any labor controversy, litigation, arbitration or governmental investigation or proceeding disclosed in Item 6.7 which could reasonably be expected to have a Material Adverse Effect;

              (c) there is no pending or, to the knowledge of the Borrower or its Subsidiaries, threatened litigation, action, proceeding or labor controversy which purports to affect the legality, validity or enforceability of the Credit Agreement or any other Loan Document;

              (d) no Default has occurred and is continuing, and neither the Borrower nor any of its Subsidiaries nor any other Obligor is in material violation of any law or governmental regulation or court order or decree;

              (e) this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except to the extent the enforceability hereof may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors generally and (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law; and

              (f) the execution, delivery and performance by the Borrower of this Amendment does not (i) contravene the Borrower's Organic Documents, (ii) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower or (iii) result in, or require the creation or imposition of, any Lien (other than the Liens created under the Loan Documents in favor of the Administrative Agent for the benefit of the Secured Parties) on any of the Borrower's properties.

         SECTION 4.2. Disclosure. In furtherance of, and not in limitation of, Section 6.13 of the Credit Agreement, (i) all factual information heretofore or contemporaneously furnished by the Borrower in writing to any Agent or Lender for purposes of, or in connection with, this Amendment, taken as a whole, is true and accurate in every material respect and such information is not incomplete by omitting to state any material fact necessary to make such information not misleading and (ii) all projections and estimates contained in the Mine Plans set forth in Annex II hereto have been prepared in good faith and based on reasonable assumptions; provided that such report and all such information, projections and estimates are to be viewed in conjunction with the reports, statements, schedules and registration statements included in filings made by the Borrower with the SEC prior to the delivery of such report, information, projections and estimates, including disclosures made pursuant to the Private Securities Litigation Reform Act of 1995 to the extent provided to the Secured Parties.

         SECTION 4.3. Compliance with Credit Agreement. Each Obligor is in compliance in all material respects with all the terms and conditions of the Credit Agreement and the other Loan Documents to be observed or performed by it thereunder.


                                 ARTICLE V

                               MISCELLANEOUS

         SECTION 5.1. Full Force and Effect; Amendment. Except as expressly provided herein, all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are in all respects hereby ratified and confirmed. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended hereby and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Credit Agreement, any other Loan Document referred to therein or herein or of any transaction or further or future action on the part of the Borrower or any other Obligor which would require the consent of any of the Lenders under the Credit Agreement or any of the other Loan Documents.

         SECTION 5.2. Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement. Any breach of any representation, warranty, condition, covenant or agreement contained in this Amendment shall be deemed to be an Event of Default for all purposes of the Credit Agreement and the other Loan Documents.

         SECTION 5.3. Amendment Fee. Upon the satisfaction of the condition set forth in clause (ii) of Section 3.1, the Borrower shall pay, without setoff, deduction or counterclaim, a non-refundable amendment fee for the account of each Lender that has executed and delivered (including delivery by way of facsimile) a written consent in the form of Annex III hereto, authorizing the Administrative Agent to execute this Amendment, to the attention of Lewis Thompson at Mayer, Brown & Platt, 1675 Broadway, New York, NY 10019 (19th Floor), telecopy (212) 262-1910, at or prior to 5:00 p.m. New York time, on or before December 5, 2001 (as such time may be extended by the Borrower), in the amount of thirty (30) basis points of the sum of such Lender's Revolving Loan Commitment and the outstanding principal amount of Term Loans payable to it, as of the date hereof. The aggregate amount of such amendment fee shall be paid at or prior to noon , New York time, on December 6, 2001 (or, in the event that the date in the immediately preceding sentence has been extended, the Business Day that immediately succeeds such extended date) to the Administrative Agent for the pro rata account of the Lenders entitled to receive such amendment fee.

         SECTION 5.4. Fees and Expenses. The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including the reasonable fees and disbursements of Mayer, Brown, and Platt, as counsel for the Administrative Agent.

         SECTION 5.5. Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

         SECTION 5.6. Execution in Counterparts. This Amendment may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION 5.7. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Amendment.

         SECTION 5.8. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 5.9. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SECTION 5.10. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.



                                        STILLWATER MINING COMPANY



                                        By  /s/ James A.  Sabala
                                           -----------------------------
                                           Name:  James A. Sabala
                                           Title: Vice President and
                                                  Chief Financial Officer






                                        TORONTO DOMINION (TEXAS), INC.,
                                             as Administrative Agent



                                        By  /s/ Lynn Chasin
                                           -----------------------------
                                           Name:  Lynn Chasin
                                           Title: Vice President


Exhibit 10.2


          WAIVER, CONSENT AND AMENDMENT NO. 1 TO CREDIT AGREEMENT

         THIS WAIVER, CONSENT AND AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of June 27, 2001 (this "Waiver, Consent and Amendment"), is made by and among STILLWATER MINING COMPANY, a Delaware corporation (the "Borrower"), and TORONTO DOMINION (TEXAS), INC., as administrative agent (in such capacity, the "Administrative Agent"), for the Lenders (such capitalized term and all other capitalized terms not otherwise defined herein shall have the meanings provided for in Article I below).


                            W I T N E S S E T H:

         WHEREAS, the Borrower, the Lenders, the Administrative Agent, NM Rothschild & Sons Limited, as technical agent, Westdeutsche Landesbank Girozentrale, New York Branch, as documentation agent, and TD Securities
(USA) Inc., as lead arranger, have heretofore entered into that certain Credit Agreement, dated as of February 23, 2001 (as further amended, supplemented, amended and restated or otherwise modified, the "Credit Agreement");

         WHEREAS, the Borrower has entered into certain multi-year Supply Contracts with Ford Motor Company, Mitsubishi Corporation and General Motors Corporation (the "Initial Material Supply Contracts");

         WHEREAS, the Borrower desires to enter into Hedging Agreements with respect to palladium and platinum which comply with the terms of
Section 7.2.16 of the Credit Agreement and pursuant to which the Borrower would agree to sell one or both of such commodities to a counterparty (each such counterparty, a "Hedge Counterparty") at a future date, which sale would be settled on a financial basis and not require physical delivery of any commodity (each such Hedging Agreement, a "Forward Financial Hedging Agreement");

         WHEREAS, the entry by the Borrower into a Forward Financial Hedging Agreement, when taken together with the minimum sales price per ounce of palladium and/or platinum set forth in the Initial Material Supply Contracts (the "Floor Price"), may result in certain adverse accounting consequences to the Borrower;

         WHEREAS, the Borrower desires to establish a direct Wholly Owned Subsidiary ("Newco"), to which it will transfer its precious metals smelter, its base metals refinery and certain related assets located in Columbus, Montana (other than mining or millsite claims) (such transfer, together with the establishment of such Subsidiary, being referred to herein as the "Transfer");

         WHEREAS, the Borrower desires to confirm the operation of clauses
(e) and (h) of Section 7.2.2 of the Credit Agreement by clarifying clause
(e) of such Section 7.2.2;

         WHEREAS, the Borrower desires to have the Lenders consent to (i) the deletion of the Floor Prices with respect to palladium and/or platinum under the Initial Material Supply Contracts in certain circumstances, (ii) the Transfer and (iii) a clarifying amendment to clause (e) of Section
7.2.2 of the Credit Agreement; and

         WHEREAS, the Required Lenders are willing, on and subject to the terms and conditions set forth below (including, but not limited to, the execution and delivery by Newco of a Subsidiary Guaranty, a Subsidiary Security Agreement and a Mortgage), to consent to such modifications to the Initial Material Supply Contracts and clause (e) of Section 7.2.2 and to the Transfer;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrower and the Required Lenders hereby agree as follows:

                                 ARTICLE I

                                DEFINITIONS

         Section 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Waiver, Consent and Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "Administrative Agent" is defined in the preamble.

         "Borrower" is defined in the preamble.

         "Consent Effective Date" is defined in Section 3.1.

         "Credit Agreement" is defined in the first recital.

         "Forward Financial Hedging Agreement" is defined in the third recital.

         "Floor Price" is defined in the fourth recital.

         "Hedge Counterparty" is defined in the third recital.

         "Initial Material Supply Contracts" is defined in the second recital.

         "Newco" is defined in the fifth recital.

         "Transfer" is defined in the fifth recital.

         "Transfer Effective Date" is defined in Section 3.2.

         "Waiver, Consent and Amendment" is defined in the preamble.

         Section 1.2. Other Definitions. Terms for which meanings are provided in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Waiver, Consent and Amendment with such meanings.

                                ARTICLE II

                       CONSENT, WAIVER AND AMENDMENT

         Section 2.1. Supply Contract Consent. Subject to the satisfaction of the conditions set forth in this Section 2.1 and in Section 3.1, the Lenders hereby consent and agree that, to the extent applicable, the removal of a Floor Price in effect as of the date hereof under an Initial Material Supply Contract with respect to palladium or platinum (whether pursuant to an amendment to such Initial Material Supply Contract or a notice delivered under a previously executed amendment to such Initial Material Supply Contract) shall not constitute an Event of Default under
Section 8.1.12 of the Credit Agreement; provided that:

                  (i) substantially concurrent with the effectiveness of the removal of such Floor Price, a Forward Financial Hedging Agreement shall have become effective pursuant to which the "sale" price per ounce of palladium or platinum, as the case may be, under such Forward Financial Hedging Agreement is higher than the greater of (A) such Floor Price and (B) $500.00;

                  (ii) the number of ounces of palladium or platinum, as the case may be, subject to such Forward Financial Hedging Agreement is not less than the number of ounces of palladium or platinum, as the case may be, that are no longer subject to such Floor Price;

                  (iii) the removal of such Floor Price shall be effective only during the calendar year in which the settlement date for such Forward Financial Hedging Agreement is scheduled to occur;

                  (iv) after giving effect to such amendment or modification, at least 50% of the ounces of palladium and at least 50% of the ounces of platinum to be sold pursuant to all of the Initial Material Supply Contracts during the calendar year in which the settlement date for such Forward Financial Hedging Agreement is scheduled to occur shall continue to be subject to a Floor Price;

                  (v) at the time of such removal (and at the time of any extension or renewal of such Forward Financial Hedging Agreement), the Hedge Counterparty with respect to such Forward Financial Hedging Agreement shall be

                           (A) a financial institution (or any Affiliate of
                  such financial institution which has issued to the Borrower an unconditional guaranty of payment in respect of the obligations of such financial institution under such Forward Financial Hedging Agreement), organized under the laws of the United States (or any State thereof) or of the United Kingdom, that has a long-term senior unsecured debt rating from each of S&P and Moody's that is equal to or higher than the respective long-term senior unsecured debt ratings from S&P and Moody's of the Supply Contract Counterparty party to the Initial Material Supply Contract being amended or modified, or

                           (B) a Lender or an Affiliate of a Lender (or any
                  Affiliate of either which has issued to the Borrower an unconditional guaranty of payment in respect of the obligations of such Lender (or its Affiliate) under such Forward Financial Hedging Agreement), organized under the laws of the United States (or any State thereof) or of the United Kingdom, that has a long-term unsecured debt rating from S&P that is equal to or higher than BBB+ or from Moody's that is equal to or higher than Baa1; and

                  (vi) the Administrative Agent shall have received, on the Business Day preceding the effectiveness of such removal, a certificate executed by the chief financial or accounting Authorized Officer of the Borrower (with such supporting detail as may be reasonably requested by the Administrative Agent) identifying the Initial Material Supply Contract being amended or modified (and the terms of such amendment or modification), identifying the material terms of the related Forward Financial Hedging Agreement and certifying as to the satisfaction of the conditions described in the preceding clauses (i), (ii), (iii),
         (iv) and (v).

         Section 2.2. Waiver. Subject to the satisfaction of the conditions set forth or referred to in this Section 2.2 and in Section 3.2, the Lenders hereby waive compliance by the Borrower with the provisions of
Section 7.2.5 and 7.2.11 of the Credit Agreement solely for the purpose of permitting the Transfer; provided that the Administrative Agent shall have received all agreements, instruments and documents in respect of the Transfer prior to their execution and delivery (including, without limitation, all intercompany agreements between the Borrower and Newco) and the terms and conditions thereof shall have been found to be satisfactory in all respects to the Administrative Agent.

         Section 2.3. Amendment. Subject to the satisfaction of the conditions set forth in Section 3.1, clause (e) of Section 7.2.2 of the Credit Agreement is hereby amended by inserting the following parenthetical at the end of such clause: "(it being understood and agreed that Permitted Revenue Bond Indebtedness (which Indebtedness is permitted pursuant to clause (h) hereof) shall not be deemed to have been incurred under this clause (e) and shall therefore not be counted against such $15,000,000)".

         Section 2.4. Limitation. Sections 2.1 and 2.2 shall be limited precisely as written and shall not be deemed to constitute a waiver or consent with respect to any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein or relating thereto or prejudice any right or remedy that the Administrative Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein or relating thereto.

                                ARTICLE III

                        CONDITIONS TO EFFECTIVENESS

         Section 3.1. Effectiveness of Consent and Amendment. The consents, amendments and modifications contained in Sections 2.1 and 2.3 shall be and shall become effective on the date each of the conditions set forth in this
Section 3.1 are satisfied to the satisfaction of the Administrative Agent (such date, the "Consent Effective Date").

         SECTION 3.1.1. Execution of Counterparts. The Administrative Agent shall have received counterparts of this Waiver, Consent and Amendment duly executed and delivered by (i) the Borrower and (ii) the Administrative Agent on behalf of the Required Lenders that have executed and delivered to the Administrative Agent their written consent to the consents and modifications contained herein.

         SECTION 3.1.2. Fees and Expenses. The Administrative Agent shall have received all fees and expenses due and payable pursuant to Section 5.4 (to the extent then invoiced) and pursuant to the Credit Agreement (including all previously invoiced fees and expenses).

         Section 3.2. Effectiveness of Waiver. The waiver and modifications contained in Section 2.2 shall be and shall become effective on the date each of the conditions set forth in Sections 3.1.1 and 3.1.2 and in this
Section 3.2 are satisfied to the satisfaction of the Administrative Agent (such date, the "Transfer Effective Date").

         SECTION 3.2.1. Resolutions, etc. The Administrative Agent shall have received from each of the Borrower and Newco, (i) a copy of a good standing certificate, as well as certificate(s) of qualification to do business in each foreign jurisdiction in which such Obligor conducts material operations, dated a date reasonably close to the Transfer Effective Date, for each such Person and (ii) a certificate, dated the Transfer Effective Date and with counterparts for each Lender, duly executed and delivered by such Person's Secretary or Assistant Secretary, managing member or general partner, as applicable, as to

                  (a) resolutions of each such Person's Board of Directors (or other managing body, in the case of any Person that is not a corporation) then in full force and effect authorizing, to the extent relevant, all aspects of the Transfer applicable to such Person and the execution, delivery and performance of this Waiver, Consent and Amendment, each other Loan Document to be executed by such Person and the transactions contemplated hereby and thereby;

                  (b) the incumbency and signatures of those of its officers, managing member or general partner, as applicable, authorized to act with respect to this Waiver, Consent and Amendment and each other Loan Document to be executed by such Person; and

                  (c) the full force and validity of each Organic Document of such Person and copies thereof;

upon which certificates each Secured Party may conclusively rely until it shall have received a further certificate of the Secretary, Assistant Secretary, managing member or general partner, as applicable, of any such Person canceling or amending the prior certificate of such Person.

         SECTION 3.2.2. Transfer Effective Date Certificate. The Administrative Agent shall have received, with counterparts for each Lender, a certificate, dated as of the Transfer Effective Date and duly executed and delivered by an Authorized Officer of the Borrower (the "Transfer Effective Date Certificate"), in which certificate the Borrower shall agree and acknowledge that the statements made therein shall be deemed to be true and correct representations and warranties of the Borrower as of such date, and, at the time each such certificate is delivered, such statements shall in fact be true and correct in each case, in all material respects. All documents and agreements required to be appended to the Transfer Effective Date Certificate shall be in form and substance reasonably satisfactory to the Administrative Agent.

         SECTION 3.2.3. Subsidiary Guaranty. The Administrative Agent shall have received, with counterparts for each Lender, a Subsidiary Guaranty for the benefit of the Secured Parties, dated as of the Transfer Effective Date, duly executed and delivered by Newco.

         SECTION 3.2.4. Security Agreement. The Administrative Agent shall have received, with counterparts for each Lender, executed counterparts of the Subsidiary Security Agreement dated as of the date hereof, duly executed and delivered by an Authorized Officer of Newco, together with

                  (a) executed copies of Uniform Commercial Code financing statements (Form UCC-1), naming Newco as a debtor and the Administrative Agent, on behalf of the Secured Parties, as the secured party, or other similar instruments or documents, to be filed under the Uniform Commercial Code of all jurisdictions as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the security interests of the Administrative Agent pursuant to such Security Agreement;

                  (b) the applicable Perfection Certificate (as defined in such Security Agreement);

                  (c) executed copies of proper Uniform Commercial Code Form UCC-3 termination statements, if any, necessary to release all Liens (except for Permitted Liens) of any Person in any collateral described in such Security Agreement previously granted to any Person, together with such other Uniform Commercial Code Form UCC-3 termination statements as the Administrative Agent may reasonably request from Newco;

                  (d) certified copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Administrative Agent, dated a date reasonably near to the Transfer Effective Date, listing all effective financing statements which name Newco as the debtor and which are filed in the jurisdictions in which filings were made pursuant to clause (a) above, together with copies of such financing statements (none of which shall cover any collateral described in the Subsidiary Security Agreement except for Permitted Liens);

                  (e) (i) all applicable Counterparty Notices required to be delivered pursuant to Sections 3.6 and 4.10(i) of the Subsidiary Security Agreement and Sections 2.10 and 3.3(c) of a Mortgage (to the extent such notices may be obtained by the Borrower with the exercise of its commercially reasonable efforts) and (ii) all landlord lien notices with respect to each lessor of premises leased to Newco after the date hereof with respect to the assets of Newco located on such premises;

                  (f) certificates evidencing all of the issued and outstanding shares of Capital Stock of Newco (which shares shall be owned in their entirety by the Borrower), which certificates shall be accompanied by undated stock powers duly executed in blank; and

                  (g) all Pledged Notes (as defined in the Subsidiary Security Agreement), if any, evidencing Indebtedness payable to the Borrower duly endorsed to the order of the Administrative Agent, together with Uniform Commercial Code Financing Statements (or similar instruments) in respect of such Pledged Notes executed by the Borrower to be filed in such jurisdictions as the Administrative Agent may reasonably request.

The Administrative Agent and its counsel shall be satisfied that (i) the Lien granted to the Administrative Agent, for the benefit of the Secured Parties in the collateral described above is a first priority (or local equivalent thereof) security interest; and (ii) no Lien exists on any of the collateral described above other than Permitted Liens and the Lien created in favor of the Administrative Agent, for the benefit of the Secured Parties, pursuant to a Loan Document.

         SECTION 3.2.5. Patent Security Agreement, Copyright Security Agreement and Trademark Security Agreement. The Administrative Agent shall have received the Patent Security Agreement, the Copyright Security Agreement and the Trademark Security Agreement, as applicable, each dated as of the Transfer Effective Date, duly executed and delivered by Newco.

         SECTION 3.2.6. Mortgage. The Administrative Agent shall have received counterparts of a Mortgage, dated as of the Transfer Effective Date, duly executed by Newco, together with

                  (a) evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of such Mortgage as may be necessary or, in the reasonable opinion of the Administrative Agent, desirable to create a valid, perfected first priority Lien against the properties purported to be covered thereby;

                  (b) (i) mortgagee's title insurance policies with respect to property purported to be covered by such Mortgage (except patented and unpatented mining and millsite claims) in favor of the Administrative Agent for the benefit of the Secured Parties in amounts and in form and substance and issued by insurers reasonably satisfactory to the Administrative Agent, addressed to the Administrative Agent and the Lenders, insuring that title to such property is marketable and that the interests created by such Mortgage constitute valid, perfected first priority Liens thereon free and clear of all defects and encumbrances other than as approved by the Administrative Agent, and such policies shall also include a survey reading, and, if required by the Administrative Agent and if available, revolving credit endorsement, comprehensive endorsement, variable rate endorsement, access and utilities endorsements, mechanic's lien endorsement and such other endorsements as the Administrative Agent shall reasonably request and shall be accompanied by evidence of the payment in full of all premiums thereon;

                  (c) U.C.C. financing statements related to the security interests created by such Mortgage, together with evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of such financing statements in the appropriate offices and records as may be necessary or, in the reasonable opinion of the Administrative Agent, desirable to create valid, perfected first priority Liens against the improvements purported to be covered thereby; and

                  (d) such other approvals, opinions or documents as the Administrative Agent may reasonably request, including a current survey of each property purported to be covered by a Mortgage in form and substance satisfactory to the Administrative Agent and the title insurer.

         SECTION 3.2.7. Insurance. The Administrative Agent shall have received a certificate from the Borrower's insurance broker, Hobbs Group, LLC, certifying that all insurance required pursuant to the Credit Agreement and the other Loan Documents to be maintained by or for the benefit of Newco is in full force and effect with no default by the Borrower, is (to the knowledge of such broker) fully paid and is not subject to cancellation without prior written notice to the Administrative Agent.

         SECTION 3.2.8. Waiver, Consent and Amendments. To the extent requested by the Administrative Agent, the Administrative Agent shall have received copies of governmental and third party authorizations, approvals, permits or consents described in clause (g) of Section 4.1.

         SECTION 3.2.9. Opinions of Counsel. The Administrative Agent shall have received opinions, dated the Transfer Effective Date and addressed to the Administrative Agent and all Lenders, from

                  (a) Brobeck, Phleger & Harrison LLP, counsel to the Obligors, in form and substance satisfactory to the Administrative Agent; and

                  (b) Holland & Hart, Montana counsel to the Obligors, in form and substance satisfactory to the Administrative Agent.

                                ARTICLE IV

                       REPRESENTATIONS AND WARRANTIES

         Section 4.1. Representations and Warranties. In order to induce the requisite Lenders and the Agents to enter into this Waiver, Consent and Amendment, the Borrower hereby represents and warrants to the Agents, Issuer and each Lender, as of the date hereof, as follows:

                  (a) the representations and warranties set forth in
         Article VI of the Credit Agreement (excluding, however, those contained in Section 6.7 of the Credit Agreement) and in each other Loan Document are, in each case, true and correct (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct as of such earlier date);

                  (b) there is no pending or, to the knowledge of the Borrower or its Subsidiaries, threatened litigation, action, proceeding or labor controversy, except as disclosed in Item 6.7 of the Disclosure Schedule, affecting the Borrower, any of its Subsidiaries or any other Obligor, or any of their respective properties, businesses, assets or revenues, which could reasonably be expected to have a Material Adverse Effect, and no development has occurred in any labor controversy, litigation, arbitration or governmental investigation or proceeding disclosed in Item 6.7 which could reasonably be expected to have a Material Adverse Effect;

                  (c) there is no pending or, to the knowledge of the Borrower or its Subsidiaries, threatened litigation, action, proceeding or labor controversy which purports to affect the legality, validity or enforceability of the Credit Agreement, any other Loan Document or the Transfer;

                  (d) no Default has occurred and is continuing, and neither the Borrower nor any of its Subsidiaries nor any other Obligor is in material violation of any law or governmental regulation or court order or decree;

                  (e) this Waiver, Consent and Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except to the extent the enforceability hereof may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors generally and (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law;

                  (f) the execution, delivery and performance by the Borrower and its Subsidiaries of this Waiver, Consent and Amendment and each other Loan Document executed or to be executed by any of them in connection therewith and the consummation of the transactions permitted or contemplated hereby are within the Borrower's and each such Subsidiary's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene the Borrower's or such Subsidiary's Organic Documents,
         (ii) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower or such Subsidiary or (iii) result in, or require the creation or imposition of, any Lien (other than the Liens created under the Loan Documents in favor of the Administrative Agent for the benefit of the Secured Parties) on any of the Borrower's or such Subsidiary's properties; and

                  (g) Each of the Borrower and Newco has received or has the benefit of all governmental and third party authorizations, approvals, licenses, permits or consents (including those related to environmental matters) which are necessary or advisable: (i) for the execution, delivery and performance by Newco of the Loan Documents described in Sections 3.2.3, 3.2.4, 3.2.5 and 3.2.6;
         (ii) in order to effect the Transfer; and (iii) in order to continue operations of the Borrower and its Subsidiaries. All such authorizations, approvals, licenses, permits and consents have been duly issued to and held by the Borrower or Newco, as applicable, and are in valid and good standing and in full force and effect, free of any material violation thereof, and all applicable waiting periods have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the Transfer or the operations of the Borrower and its Subsidiaries.

         Section 4.2. Full Disclosure. Except as corrected by written information delivered to the Agents and the Lenders reasonably prior to the date on which this representation is made, all factual information heretofore or contemporaneously furnished by the Borrower in writing to any Agent, the Issuer or any Lender for purposes of or in connection with this Waiver, Consent and Amendment or any transaction contemplated hereby is true and accurate in every material respect and such information is not incomplete by omitting to state any material fact necessary to make such information not misleading.

         Section 4.3. Compliance with Credit Agreement. Each Obligor is in compliance with all the terms and conditions of the Credit Agreement and the other Loan Documents to be observed or performed by it thereunder, and no Default has occurred and is continuing.

                                 ARTICLE V

                               MISCELLANEOUS

         Section 5.1. Full Force and Effect; Limited Waiver, Consent and Amendment. Except as expressly provided herein, all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are in all respects hereby ratified and confirmed. The waivers, consents and amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended, waived or consented to hereby and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Credit Agreement, any other Loan Document referred to therein or herein or of any transaction or further or future action on the part of the Borrower or any other Obligor which would require the consent of any of the Lenders under the Credit Agreement or any of the other Loan Documents.

         Section 5.2. Loan Document Pursuant to Credit Agreement. This Waiver, Consent and Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement (and, following the date hereof, the Credit Agreement). Any breach of any representation, warranty, condition, covenant or agreement contained in this Waiver, Consent and Amendment or any certificate delivered by or on behalf of the Borrower in connection with this Waiver, Consent and Amendment or any transaction contemplated by this Waiver, Consent and Amendment shall be deemed to be an Event of Default for all purposes of the Credit Agreement and the other Loan Documents.

         Section 5.3. Further Assurances. The Borrower hereby agrees that it will take any action that from time to time may be reasonably necessary to effectuate the consents contemplated herein. The Lenders authorize the Administrative Agent to execute and deliver such documents as may be reasonably necessary to effectuate the waivers, consents and modifications contemplated herein.

         Section 5.4. Fees and Expenses. The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Waiver, Consent and Amendment and the documents and transactions contemplated hereby, including the reasonable fees and disbursements of Mayer, Brown, and Platt, as counsel for the Administrative Agent.

         Section 5.5. Headings. The various headings of this Waiver, Consent and Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Waiver, Consent and Amendment or any provisions hereof.

         Section 5.6. Execution in Counterparts. This Waiver, Consent and Amendment may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         Section 5.7. Cross-References. References in this Waiver, Consent and Amendment to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Waiver, Consent and Amendment.

         Section 5.8. Severability. Any provision of this Waiver, Consent and Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Waiver, Consent and Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

         Section 5.9. Successors and Assigns. This Waiver, Consent and Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         Section 5.10. GOVERNING LAW. THIS WAIVER, AND AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]




         IN WITNESS WHEREOF, the parties hereto have caused this Waiver, Consent and Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                              STILLWATER MINING COMPANY


                                              By /s/ James A. Sabala
                                                 ------------------------------
                                                 Name:  James A. Sabala
                                                 Title: Vice President and
                                                        Chief Financial Officer


                                              TORONTO DOMINION (TEXAS), INC.,
                                                as Administrative Agent


                                              By /s/ Lynn Chasin
                                                ------------------------------
                                                Name:  Lynn Chasin
                                                Title: Vice President